                            HUNT MANUFACTURING CO.
                            OFFICER SEVERANCE PLAN

                               TABLE OF CONTENTS
                                                                            Page
ARTICLE I - SCOPE............................................................. 1
ARTICLE II- PURPOSE........................................................... 1
ARTICLE III - DEFINITIONS..................................................... 1
 3.1 Affiliate................................................................ 1
 3.2 Beneficiary ............................................................. 1
 3.3 Cause ................................................................... 1
 3.4 Change in Control Agreement ............................................. 2
 3.5 Code .................................................................... 2
 3.6 Company ................................................................. 2
 3.7 Corporate Officer ....................................................... 2
 3.8 Date of Termination ..................................................... 2
 3.9 Disability Retirement ................................................... 2
 3.10 Effective Date ......................................................... 2
 3.11 Eligible Officer ....................................................... 2
 3.12 Employer ............................................................... 2
 3.13 ERISA .................................................................. 2
 3.14 Non-Corporate Officer .................................................. 2
 3.15 Officer ................................................................ 2
 3.16 Periodic Severance Pay ................................................. 2
 3.17 Plan Administrator ..................................................... 2
 3.18 Plan Year .............................................................. 2
 3.19 Salary Continuation Benefits ........................................... 2
 3.20 Separation Agreement ................................................... 2
 3.21 Severance Period........................................................ 2
 3.22 Years of Service ....................................................... 2
ARTICLE IV - ELIGIBILITY FOR BENEFITS ........................................ 3
 4.1 Eligibility ............................................................. 3
 4.2 Separation Agreement .................................................... 3
ARTICLE V - SEVERANCE BENEFITS ............................................... 4
 5.1 Salary Continuation Benefits ............................................ 4
 5.2 Vacation Pay ............................................................ 5
 5.3 Annual Bonus Program .................................................... 5
 5.4 Long-Term Incentive Compensation Plan ................................... 5
 5.5 Other Benefit Plans ..................................................... 5
 5.6 Continued Welfare Benefits .............................................. 5
 5.7 Other Severance Benefits ................................................ 6
 5.8 Limitation on Amount and Duration of Payments ........................... 7
 5.9 Death Benefits .......................................................... 8
ARTICLE VI - CLAIMS PROCEDURE ................................................ 8
 6.1 Claims for Benefits ..................................................... 8
 6.2 Appeals Procedure ....................................................... 8
 6.3 Agent for Service of Legal Process ...................................... 9
ARTICLE VII - MISCELLANEOUS .................................................. 9
 7.1 Amendment and Termination ............................................... 9
 7.2 No Assignment ........................................................... 9
 7.3 Payment from General Assets .............................................10
 7.4 Named Fiduciary .........................................................10
 7.5 Controlling Law .........................................................10
 7.6 Change in Control Agreements ............................................10
 7.7 Plan not Applicable to Certain Eligible Officers
     and Former Eligible Officers.............................................10
 7.8 Entire Plan .............................................................10

                 HUNT MANUFACTURING CO. OFFICER SEVERANCE PLAN

                               ARTICLE I - SCOPE

     HUNT MANUFACTURING CO. (the "Company") provides the following HUNT MANUFACTURING CO. OFFICER SEVERANCE PLAN (the "Plan") for all active Officers of the Company and its Affiliates, provided such employees are employed in the United States. The Plan is subject to the sole discretion of the Company.

                              ARTICLE II - PURPOSE

     The purpose of this Plan is to provide the Company and its Affiliates with a scheduled basis for determining severance benefits for Officers and to act as a reference regarding other benefits.

                           ARTICLE III - DEFINITIONS

     The following words and phrases, as used herein, shall have the following meanings, unless the context clearly indicates otherwise:

     3.1 Affiliate: A member of a group of employers, of which the Company is a member and which group constitutes:

         (a) A controlled group of corporations (as defined in section 414(b) of the Code);

         (b) Trades or businesses (whether or not incorporated) which are under common control (as defined in section 414(c) of the Code);

         (c) Trades or businesses (whether or not incorporated) which constitute an affiliated service group (as defined in section 414(m) of the Code); or

         (d) Any other entities required to be aggregated with the Company pursuant to section 414(o) of the Code and the Treasury regulations thereunder.

     3.2 Beneficiary: The person or persons or legal entity or entities designated by the Eligible Officer under Section 5.7 to receive benefits hereunder after the Eligible Officer's death, or the personal or legal representative of the Eligible Officer. If no Beneficiary is designated by the Eligible Officer or if no Beneficiary survives the Eligible Officer, the Beneficiary shall be the Eligible Officer's surviving spouse, or, if there is no surviving spouse, the Eligible Officer's estate.

     3.3 Cause: The Eligible Officer's:

         (a) Dishonesty, fraud, willful malfeasance, gross negligence or other gross misconduct, which is materially injurious to the Company, or

         (b) Conviction of or plea of guilty to a felony.

     3.4 Change in Control Agreement: The written Change in Control Agreement (if any) executed by an Employer and an Officer.

     3.5 Code: The Internal Revenue Code of 1986, as amended.

     3.6 Company: HUNT MANUFACTURING CO.

     3.7 Corporate Officer: An officer of an Employer who is designated by the Chief Executive Officer of the Company as a corporate officer and whose designation by the Chief Executive Officer as a corporate officer is endorsed by the Board of Directors of the Company provided such Corporate Officer is employed in the United States.

     3.8 Date of Termination: The date upon which an Officer's employment with the Employers ceases.

     3.9 Disability Retirement: The retirement by an Officer due to a physical or mental condition that results in a total and permanent disability that would entitle the Officer to receive social security disability benefits.

     3.10 Effective Date: May 1, 1995.

     3.11 Eligible Officer: An Officer entitled to benefits under Section 4.1 of the Plan, including an Officer who is eligible for immediate pension benefits.

     3.12 Employer: The Company and its Affiliates.

     3.13 ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     3.14 Non-Corporate Officer: An officer employed in the United States by an Employer at or above the rank of Vice President who is not a Corporate Officer.

     3.15 Officer: A Corporate Officer or a Non-Corporate Officer.

     3.16 Periodic Severance Pay: The base salary amount an Eligible Officer receives each payroll period immediately prior to his or her Date of Termination. This term does not include bonuses, incentive compensation, other potential increments, or any other forms of additional compensation.

     3.17 Plan Administrator: The Company.

     3.18 Plan Year: The calendar year.

     3.19 Salary Continuation Benefits: The benefits provided for under Section 5.1.

     3.20 Separation Agreement: The agreement described in Section 4.2(a).

     3.21 Severance Period: The severance period as determined under Section 5.1(b).

     3.22 Years of Service: The number of completed years (in calculating Years of Service, six completed months shall be rounded to a full Year of Service) from an Officer's "original date of hire" (as defined below) to his or her Date of Termination during which the Officer was employed (on either a full-time or a part-time basis) by an Employer. An Officer's original date of hire shall be that date as shown in the personnel records of the Employer (i.e., in the case of any Officer who had a break in service with the Employer of longer than six months, the Officer's date of hire following the break in service).

                     ARTICLE IV - ELIGIBILITY FOR BENEFITS

     4.1 Eligibility: An Officer shall be an Eligible Officer entitled to benefits under Sections 5.1, 5.3, 5.4, 5.6 and 5.7 if his or her employment with the Employers is terminated after the Effective Date other than by reason of voluntary resignation or retirement, death, Disability Retirement, or Cause, provided:

         (a) The Officer is not covered by an employment agreement or other agreement (other than a separate Change in Control Agreement in which case any Salary Continuation Benefits payable under this Plan are to be offset by any termination benefits payable under such Change in Control Agreement pursuant to Section 7.6) which provides salary continuation benefits or other severance benefits upon such Officer's termination of employment; and

         (b) The Officer meets the requirements of Section 4.2.

     4.2 Separation Agreement: In order to be entitled to any benefits under this Plan, an Officer must sign a Separation Agreement (as described in Section 4.2(a)) within the time provided under Section 4.2(b) and must not revoke the Agreement under Section 4.2(c).

         (a) Purpose: The Separation Agreement is an agreement between an Officer and the Employer, whereby in exchange for benefits under the Plan, the Officer:

            (1) Releases any and all claims he or she may have against, and covenants not to sue, the Employer,

            (2) Agrees not to disparage the Employer,

            (3) Agrees not to recruit or to cause to be recruited employees of the Employer,

            (4) Agrees to keep confidential and not to disclose to anyone any information concerning the business or affairs of the Employer that is not otherwise a matter of public record, and

            (5) Agrees not to engage in any business development activities which have or will have a material adverse effect on the Employer.

     The Separation Agreement shall be in the form prescribed by the Plan Administrator and shall advise the Officer to consult with an attorney before signing the Agreement.

         (b) Time for Consideration: The Officer shall be given a reasonable period of time (which shall be specified in the Agreement) in which to review the Agreement and consult with an attorney and other advisors prior to signing the Agreement.

         (c) Revocation Period: An Officer shall be entitled to revoke the Agreement within seven days after signing the Agreement. In order to revoke the Agreement, the Officer must give the Plan Administrator written notice of revocation within such seven-day period.

         (d) Welfare Benefits During Consideration Period: Until the end of the month in which the period described in Section 4.2(b) expires (the "Consideration Period"), the Officer shall be entitled to continued welfare benefits as described in Section 5.6. If the Officer does not sign the Separation Agreement, such benefits shall cease at the later of:

            (1) The end of the month in which the Officer's termination of employment occurs, or

            (2) The end of the Consideration Period, subject to the requirements of section 4980B of the Code and Part 6 of Title I of ERISA ("COBRA"), and regulations issued thereunder, and the Officer shall pay the Employer his or her contribution for medical coverage during such period.

         (e) Breach of Agreement: If the Officer breaches the terms of his or her Separation Agreement after the end of the period described in Section 4.2(c), he or she shall no longer be an Eligible Officer and his or her entitlement to benefits under Sections 5.1, 5.3, 5.4, 5.6 and 5.7 shall cease immediately.

                         ARTICLE V - SEVERANCE BENEFITS

         5.1  Salary Continuation Benefits:

         (a) General: An Eligible Officer shall be entitled to Salary Continuation Benefits throughout the Severance Period, as specified in
   Section 5.1(b) below. For each payroll period the Eligible Officer is entitled to Salary Continuation Benefits under Section 5.1(b) below, the Eligible Officer will receive his or her Periodic Severance Pay.

         (b) Severance Period:

            (1) Termination Due to Performance Limitations:

               (A) Corporate Officers: For a Corporate Officer terminated due to performance limitations, the Severance Period shall be a period beginning on the Corporate Officer's Date of Termination and extending one month for each Year of Service credited to the Officer; provided, however, that the Severance Period shall not extend beyond 24 months and shall end as of the date the Corporate Officer commences to work for any organization.

               (B) Non-Corporate Officers: For a Non-Corporate Officer terminated due to performance limitations, the Severance Period shall be a period beginning on the Non-Corporate Officer's Date of Termination and extending one month for each Year of Service credited to the Officer; provided, however, that the Severance Period shall not extend beyond 12 months and shall end as of the date the Non-Corporate Officer commences to work for any organization.

            (2)  Other Terminations:

               (A) Corporate Officers: For a Corporate Officer terminated for reasons other than performance limitations, the Severance Period shall be a period beginning on the Corporate Officer's Date of Termination and extending 12 months. If the Corporate Officer has not died and has not obtained employment at the end of such 12-month period, the Severance Period will be extended, for up to an additional 12 months, until the date the Corporate Officer commences to work for any organization.

               (B) Non-Corporate Officers: For a Non-Corporate Officer terminated for reasons other than performance limitations, the Severance Period shall be a period beginning on the Non-Corporate Officer's Date of Termination and extending 12 months. If the

        Non-Corporate Officer has not died and has not obtained employment at such time, the Severance Period will be extended one month for each Year of Service above 12 credited to the Non-Corporate Officer, for up to an additional 12 months, until the date the Non-Corporate Officer commences to work for any organization.

            (c) Method of Payment: Salary Continuation Benefits shall be paid in installments (without interest) on the Eligible Officer's regular payroll cycle as in effect at his or her Date of Termination or as modified thereafter on an Employer-wide basis. The first such installment shall be paid at the time specified in Section 5.1(d) and shall include all Salary Continuation Benefits to which the Eligible Officer is entitled between his or her Date of Termination and the date of such first installment.

            (d) Time of Payment: Payment of Salary Continuation Benefits shall commence within 30 days of the date the Employer receives a Separation Agreement signed by the Officer; provided that payment shall in no event commence before the expiration of the period described in Section 4.2(c).

         5.2 Vacation Pay: Payment for unused vacation in existence on the Eligible Officer's Date of Termination shall be made in addition to the Salary Continuation Benefits under Section 5.1. Accrued vacation time shall not be taken into account for purposes of this Section 5.2.

         5.3 Annual Bonus Program: Provided the Eligible Officer is employed by the Employer on December 1 of the fiscal year in which occurs such Eligible Officer's Date of Termination, the Eligible Officer shall be paid his or her pro rata share of the bonus, if any, under the Company's Annual Bonus Plan for such fiscal year. Any such pro rata bonus shall be paid at such time as other executives of the Company receive their annual bonus for such fiscal year, and shall be based upon the Company's established performance measures for the executives of the Company.

         5.4 Long-Term Incentive Compensation Plan: The Eligible Officer's unvested awards under the Company's Long-Term Incentive Compensation Plan (the "LTIC Plan") shall be proportionately vested through the Eligible Officer's Date of Termination and shall be paid to such Eligible Officer as and when provided in the LTIC Plan. The LTIC Plan was terminated effective February 14, 1996.

         5.5 Other Benefit Plans: After an Eligible Officer's employment has terminated, there shall be no further accrual of benefits for the individual under any of the Employers' employee benefit plans or other arrangements, except as otherwise specifically provided in such plans or arrangements and in this
Article V.

         5.6 Continued Welfare Benefits:

            (a) Medical Benefits: Group health (excluding dental) insurance shall be provided to an Eligible Officer and his or her dependents until the end of the month in which the Eligible Officer's entitlement to Salary Continuation Benefits ends, or, if earlier, the date on which medical coverage is obtained through another employer. Coverage provided under this
     Section 5.6 shall be on the same terms as if the Eligible Officer were still employed by an Employer. The Eligible Officer's contribution for medical coverage shall be deducted from his or her Salary Continuation Benefit payments. The Employer shall notify all terminated Eligible Officers and their spouses and dependent children who are covered under a group health plan of the Employer of their option to continue coverage under the group health plan in accordance with the requirements of, and to the extent required by COBRA, and regulations issued thereunder. Eligible Officers and their spouses and dependent children who elect such continued coverage shall pay their own premiums for such coverage at the rate specified by COBRA.

            (b) Group Term Life Insurance: Until the end of the month in which the Eligible Officer's entitlement to Salary Continuation Benefits ends, or, if earlier, the date on which similar coverage is obtained through another employer, the Employer shall continue to provide basic group term life insurance to the Eligible Officer on the same terms as if the Eligible Officer were still employed by the

     Employer. Application for conversion of any such coverage to an individual policy must be made within this extended period of coverage.

         5.7  Other Severance Benefits:

            (a) Outplacement Assistance: The Employer shall pay for the provision to the Eligible Officer of professional outplacement assistance, as well as for the provision of office and support services, until the earlier of the Eligible Officer's obtaining other employment or two years from the Eligible Officer's Date of Termination.

            (b) Leased Automobile: Upon termination of employment, an Eligible Officer who has been provided a leased automobile by his or her Employer may elect to purchase the automobile for the book value of the lease agreement. Such an election must be made within 15 days of the Eligible Officer's Date of Termination. If no such election to purchase is made, the Employer shall, upon sale of the automobile at its market value, pay the Eligible Officer that portion of the sales price which is equal to the amount determined by multiplying the sales price by a fraction, the numerator of which is the portion of the original purchase price of the automobile paid by the Eligible Officer and the denominator of which is the original total purchase price of the automobile.

            (c) Elective Transfer of Life Insurance Policies under Supplemental
     Plan:

               (1) Benefits under Article IV of Supplemental Plan upon Involuntary Termination of Employment: The following provisions apply to an Eligible Officer who is entitled to an Article IV benefit under the Supplemental Plan in the event his or her employment is involuntarily terminated:

                  (A) Involuntary Termination of Employment for Any Reason Other than Cause or Performance Limitations: If the employment of an Eligible Officer entitled to an Article IV benefit under the Supplemental Plan is involuntarily terminated for any reason other than Cause (as defined in the Supplemental Plan) or performance limitations, such Eligible Officer may elect, without regard to the number of Years of Vesting Service he or she has completed under the Supplemental Plan, in the manner provided in Section 4.11(e) of the Supplemental Plan, to have transferred to him or her the life insurance policies held by the Trust under the Supplemental Plan to provide benefits to such Eligible Officer under Article IV of the Supplemental Plan subject to the following conditions:

                     (i) If such Eligible Officer is entitled to receive Salary
            Continuation Benefits under the Plan, such Eligible Officer must sign a Separation Agreement under the Plan; and

                     (ii) Such elective transfer shall not occur until the end
            of the Severance Period under the Plan.

                  In the event of such transfer, such Eligible Officer shall be entitled to no further benefits under Article IV of the Supplemental Plan.

                  (B) Involuntary Termination for Performance Limitations with 15 or More Years of Vesting Service: If the employment of an Eligible Officer entitled to an Article IV benefit under the Supplemental Plan is involuntarily terminated for performance limitations and such Eligible Officer has completed 15 or more Years of Vesting Service under the Supplemental Plan, such Eligible Officer may elect, in the manner provided in Section 4.11(e) of the Supplemental Plan, to have transferred to him or her the life insurance policies held by the Trust under the Supplemental Plan to provide benefits to such

          Eligible Officer under Article IV of the Supplemental Plan subject to the following conditions:

                      (i) If such Eligible Officer is entitled to receive Salary
               Continuation Benefits under the Plan, such Eligible Officer must sign a Separation Agreement under the Plan; and

                      (ii) Such elective transfer shall not occur until the end
               of the Severance Period under the Plan.

         In the event of such transfer, such Eligible Officer shall be entitled to no further benefits under Article IV of the Supplemental Plan.

                  (C) Involuntary Termination for Performance Limitations with Less than 15 Years of Vesting Service or for Cause: Section 4.11 of the Supplemental Plan shall not apply to any Eligible Officer whose employment is terminated either (i) for performance limitations and such Eligible Officer has less than 15 Years of Vesting Service under the Supplemental Plan, or (ii) for Cause (as defined in the Supplemental Plan). In either of these cases, such Eligible Officer shall not be entitled to any benefits under Article IV of the Supplemental Plan.

                  (D) Manner and Effect of Election: Any election by an Eligible Officer under Section 4.11 of the Supplemental Plan to have transferred to such Eligible Officer his or her life insurance policies held by the Trust under the Supplemental Plan to provide such Eligible Officer benefits under Article IV of the Supplemental Plan must be made at least 60 days before the beginning of such Eligible Officer's taxable year in which such transfer is to be made. In the event of such transfer, such Eligible Officer shall be entitled to no further benefits under Article IV of the Supplemental Plan.

            (2) Benefits under Article VI of Supplemental Plan: If the employment of an Eligible Officer who has a vested interest in his or her Article VI benefit under the Supplemental Plan is terminated for any reason, such Eligible Officer may elect, in the manner provided in
        Section 6.9 of the Supplemental Plan, to have transferred to him or her the life insurance policies held by the Trust under the Supplemental Plan to provide benefits to such Eligible Officer under Article VI of the Supplemental Plan, after the portion of the Eligible Officer's interest in the Article VI benefit which is not vested and any insurance company charges and fees are removed therefrom. Such election must be made at least 90 days before the beginning of such Eligible Officer's taxable year in which such transfer is to be made. In the event of such a transfer, such Eligible Officer shall be entitled to no further benefits under Article VI of the Supplemental Plan.

         5.8 Limitation on Amount and Duration of Payments: Notwithstanding any provision herein to the contrary, in no event shall the total Salary Continuation Benefits payable under this Plan exceed the equivalent of twice the Eligible Officer's annual base salary as in effect at the time of his or her termination of employment and all such payments shall be completed, in the case of an Eligible Officer whose service is terminated in connection with a limited program of terminations, within the later of 24 months after the termination of the Eligible Officer's service, or 24 months after the Eligible Officer reaches normal retirement age; and in the case of all other Eligible Officers, within 24 months after the termination of the Eligible Officer's service. For purposes of this Section 5.8, a "limited program of terminations" means a program of terminations:

                (a) Which, when begun, was scheduled to be completed upon a date certain or upon the occurrence of one or more specified events;

            (b) Under which the number, percentage or class or classes of employees whose services are to be terminated is specified in advance; and

            (c) Which is described in a written document which is available to the Secretary of Labor upon request; and which contains information sufficient to demonstrate that the conditions set forth above have been met.

         Notwithstanding any provision of this Plan to the contrary, this Plan shall be interpreted and operated in compliance with 29 C.F.R. ss. 2510.3-2(b).

         5.9 Death Benefits: An Eligible Officer entitled to Salary Continuation Benefits or any other benefits under the Plan shall designate a Beneficiary to receive any payment(s) of any such benefits under the Plan remaining unpaid at the Eligible Officer's death. If no Beneficiary is designated or if no designated Beneficiary is surviving when a payment is to be made to a Beneficiary, the payment shall be made to the executor or administrator of the Eligible Officer's estate. Any death benefit payable under this Section shall be paid in a single sum.

                         ARTICLE VI - CLAIMS PROCEDURE

         6.1 Claims for Benefits: All claims for benefits under the Plan shall be made in writing and shall be signed by the applicant. Claims shall be submitted to a representative designated by the Plan Administrator and hereinafter referred to as the "Claims Coordinator".

         Each claim hereunder shall be acted on and approved or disapproved by the Claims Coordinator within 90 days following the receipt by the Claims Coordinator of the information necessary to process the claim.

         In the event the Claims Coordinator denies a claim for benefits, in whole or in part, the Claims Coordinator shall notify the applicant in writing of the denial of the claim and notify such applicant of his or her right to a review of the Claims Coordinator's decision by the Plan Administrator. Such notice by the Claims Coordinator shall also set forth, in a manner calculated to be understood by the applicant, the specific reason for such denial, the specific Plan provisions on which the denial is based, a description of any additional material or information necessary to perfect the claim, with an explanation of why such material or information is necessary, and an explanation of the Plan claim review procedure as set forth in this Article VI

         If no action is taken by the Claims Coordinator on an applicants claim within 90 days after receipt by the Claims Coordinator, such application shall be deemed to be denied for purposes of the following appeals procedure.

         6.2 Appeals Procedure: Any applicant whose claim for benefits is denied in whole or in part (such applicant being hereinafter referred to as the "Claimant") may appeal from such denial to the Plan Administrator for a review of the decision. Such appeal must be made within six months after the Claimant has received written notice of the denial as provided above in Section 6.1 An appeal must be submitted in writing within such period and must:

            (a) Request a review by the Plan Administrator of the claim for benefits under the Plan;

            (b) Set forth all of the grounds upon which the Claimant's request for review is based and any facts in support thereof, and

            (c) Set forth any issues or comments which the Claimant deems pertinent to the appeal.

         The Plan Administrator shall regularly review appeals by Claimants. The Plan Administrator shall act upon each appeal within 90 days after receipt thereof unless special circumstances require an extension of the time for processing the Claimants request for review. If such an extension of time for processing is required, written notice of the extension shall be forwarded to the Claimant prior to the commencement of the extension. In no event shall such extension exceed a period of 120 days after the request for review is received by the Plan Administrator.

         The Plan Administrator shall make a fall and fair review of each appeal and any written materials submitted by the Claimant and/or the Employer in connection therewith. The Plan Administrator may require the Claimant and/or the Employer to submit such additional facts, documents or other evidence as the Plan Administrator in its discretion deems necessary or advisable in making its review. The Claimant shall be given the opportunity to review pertinent documents or materials upon submission of a written request to the Plan Administrator, provided the Plan Administrator finds the requested documents or materials are pertinent to the appeal.

         On the basis of its review, the Plan Administrator shall make an independent determination of the Claimant's eligibility for benefits under the Plan. The decision of the Plan Administrator on any claim for benefits shall be final and conclusive upon all parties thereto.

         In the event the Plan Administrator denies an appeal, in whole or in part, the Plan Administrator shall give written notice of the decision to the Claimant, which notice shall set forth, in a manner calculated to be understood by the Claimant, the specific reasons for such denial and which shall make specific reference to the pertinent Plan provisions on which the Plan Administrator's decision was based.

         It is intended that the claims procedure of this Plan be administered in accordance with the claims procedure regulations of the Department of Labor set forth in 29 CFR ss. 2560.503-1.

         6.3 Agent for Service of Legal Process: The name and address of the person designated for the service of legal process with respect to the Plan are as follows:

                          NAME -      Plan Administrator
                                      Hunt Manufacturing Co.
                                      Officer Severance Plan

                          ADDRESS -   One Commerce Square
                                      2005 Market Street
                                      Philadelphia, PA 19103

                          ARTICLE VII - MISCELLANEOUS

         7.1 Amendment and Termination: This Plan may be amended or terminated, in whole or in part at any time for any reason, pursuant to a written resolution of the Board of Directors of the Company, adopted at a duly held meeting of said Board or by unanimous written consent of said Board, provided that no such amendment or termination shall impair the rights of any Eligible Officer who is receiving payments pursuant to this Plan.

         7.2 No Assignment: No amounts payable under this Plan shall be subject in any manner to anticipation, alienation, assignment (either at law or in equity), encumbrance, garnishment, levy, execution, or other legal or equitable process, except that the Employer shall have the right to set off against any payments owed an Eligible Officer or Beneficiary under this Plan any amounts owed to the Employer by such Eligible Officer or Beneficiary.

         7.3 Payment from General Assets: All payments under this Plan shall be paid from the Employer's general assets.

         7.4 Named Fiduciary: The Plan Administrator shall be the "named fiduciary" of this Plan within the meaning of section 402 of ERISA, and, except as specified elsewhere herein, shall exercise all rights and duties with respect thereto, including, without limitation:

            (a) The right to make and enforce such rules and regulations as are necessary or proper for the efficient administration of the Plan, and

            (b) The right to construe the terms of the Plan (including disputed or doubtful terms) and decide all matters arising hereunder, including the resolution of ambiguities, inconsistencies, or omissions.

         All such rules, interpretations, and decisions shall be applied in a uniform manner to all persons similarly situated.

         7.5 Controlling Law: The law of the Commonwealth of Pennsylvania shall be the controlling law in all matters relating to the Plan and shall apply except to the extent other state laws apply to employees situated in such states or such law is preempted by ERISA or other federal law.

         7.6 Change in Control Agreements: To the extent termination benefits are payable to an Eligible Officer under a Change in Control Agreement, such termination benefits shall offset any Salary Continuation Benefits payable to such Eligible Officer under this Plan.

         7.7 Plan not Applicable to Certain Eligible Officers and Former Eligible Officers: In accordance with Section 4.1(a), the Plan shall not apply to any Eligible Officer or former Eligible Officer who is covered by a Transition Agreement or an Employment Agreement (except for a Change in Control Agreement, as provided in Section 4.1(a)) or other agreement which sets forth the rights of such Eligible Officer or former Eligible Officer upon his or her termination of employment with the Employer.

         7.8 Entire Plan: Except as otherwise provided herein, this Plan represents the entire Hunt Manufacturing Co. Officer Severance Plan and supersedes any and all prior policies of the Employers relating to the termination of employment of Officers (other than Officers' Change in Control Agreements), which prior policies (other than Officers' Change in Control Agreements) hereby are terminated and of no further force and effect.

         IN WITNESS WHEREOF, HUNT MANUFACTURING CO. has caused this Plan to be executed this 12th day of August, 1996.

ATTEST:                                   HUNT MANUFACTURING CO.
[SEAL]

/s/                                       By: /s/
--------------------------------          --------------------------------------
   Dennis S. Pizzica,                            John W. Carney, Vice President,
   Assistant Secretary                           Human Resources